==============================================================================

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                          RJR Nabisco Holdings Corp.

               (Name of Registrant as Specified In Its Charter)

                          RJR Nabisco Holdings Corp.

                  (Name of Person(s) Filing Proxy Statement)

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==============================================================================
                                    RJR
                                  NABISCO


             Working For All Shareholders . . . Responsibility
                                April 1996

==============================================================================
YOUR MESSAGE TO US
Enhance Returns To Shareholders

     bullet     Deliver on performance
     bullet     Use cash generating power of company to enhance returns
     bullet     Spin off Nabisco
==============================================================================
OUR RESPONSE:
IMMEDIATE ACTION TO FULFILL PROMISES
==============================================================================

     bullet     Improved Operating Performance
     bullet     New Policy to Enhance Immediate Returns
     bullet     Commitment to Responsible Spin-Off
==============================================================================
OUR RESPONSE:
NEW FINANCIAL POLICY
==============================================================================
Enhance Shareholder Value

     bullet     Higher dividends
                dash     raised by 23%
                dash     direct return for Nabisco value
     bullet     Share buy-back
                dash     10 million share objective
                dash     $100 million this year
     bullet     Financial integrity maintained
                dash     competitive flexibility
                dash     investment grace rating
==============================================================================
OUR RESPONSE:
COMMITMENT TO SPIN-OFF

     bullet     IPO of 19.5% of Nabisco
     bullet     Initiated dividend
     bullet     Restructured debt
                dash     separate debt, capital structure for Nabisco
                dash     stand-alone debt now totals $5.4 billion
                dash     extended maturities, reduced bank debt
==============================================================================
OUR RESPONSE:
COMMITMENT TO SPIN-OFF
==============================================================================
Reaffirmed by Board

     bullet     As soon as possible
     bullet     While preserving value of RJR Tobacco
     bullet     Responsibly
==============================================================================
OUR RESPONSE:
STRENGTHEN OUR BUSINESS
==============================================================================
Accomplishments in 1995

dash     Tobacco Business
         bullet     Strengthened management
                    dash     Andy Schindler
                             President and CEO, R.J. Reynolds
                    dash     Pierre de Labouchere
                             President and CEO, RJR International
                    dash     Ove Sorensen
                             EVP, Marketing, R.J. Reynolds
         bullet     Creative marketing initiatives
         bullet     Significant further cost reductions
==============================================================================
OUR RESPONSE:
STRENGTHEN OUR BUSINESS
==============================================================================
Accomplishments in 1995

dash     Domestic Tobacco
         bullet     Market share turnaround
         bullet     Volume improvements
                    dash     Camel up 10%
                    dash     Doral up 10%
                    dash     Full price stable
         bullet     Strong share gains for Camel, Doral
         bullet     Created Moonlight Tobacco unit
                    dash     launched 8 new full-price brands
==============================================================================
OUR RESPONSE:
STRENGTHEN OUR BUSINESS

Accomplishments in 1995
dash     International Tobacco
         bullet     Major growth in developing markets
         bullet     Restructured/rationalized operations, costs
         bullet     Building distribution with market-specific S&D ventures
                    in former Soviet Union, Turkey, Poland and Hungary
         bullet     New low tar and nicotine offerings launched
                    successfully in Western Europe and Japan
         bullet     Q4 '95 trends positive; '96 trends resuming historical
                    growth patterns
==============================================================================
OUR RESPONSE:
STRENGTHEN OUR BUSINESS
==============================================================================

Accomplishments in 1995
dash     Food Business
         bullet     Revenues up 8%
         bullet     International sales up 15%
         bullet     Strong new product momentum
         bullet     New acquisitions "additive" to earnings
         bullet     IPO achieved
==============================================================================
OUR RESPONSE:
STRENGTHEN OUR BUSINESS

Commitments for 1996

         bullet     Return more cash to shareholders
         bullet     Keep spin-off on "front burner"
         bullet     Pursue other value-enhancing transactions
         bullet     Deliver improved operating performance
                    dash     strong 4Q 1995
                    dash     positive first quarter 1996 trends to date
==============================================================================
THEIR RESPONSE:
WHAT LEBOW AND ICAHN OFFER
==============================================================================

         bullet     History of Irresponsible Dealings
         bullet     Dumping Laggard Liggett on RJR
         bullet     LeBow-Controlled Board and Management
         bullet     Management Experience Inapplicable to RJR
         bullet     Sham Settlement: Reckless Publicity Ploy
         bullet     Financial Policy: Empty Promises
==============================================================================
THE LEBOW-ICAHN AGENDA:
WHAT DO THEY OFFER?
==============================================================================

History of Irresponsible Dealings

Western Union/New Valley

Performance Graph
latitude illustrates share price is 0-5
longitude is dates

         bullet     LeBow acquired controlling stake (12/87)
                    dash     loaded company with $500 million
                             in junk from Drexel at share price 2.9

         bullet     Bondholders threaten to force bankruptcy (11/90)
                    dash LeBow discontinued $2.4 million annual management fee share price at less than 1

         bullet     Western Union bankrupt (3/93-1/95)
                    dash Western Union bankruptcy shares nearly worthless* share price at less than .5

- ---------
* Trading of New Valley Stock suspended by NYSE, 4/1/93.
  Trading resumed on OTC, 4/5/94.
==============================================================================
THE LEBOW-ICAHN AGENDA:
WHAT DO THEY OFFER?
==============================================================================

History of Irresponsible Dealings

Performance Chart
latitude illustrates share price
longitude illustrates dates

         bullet     LeBow acquired majority state for $105 million (1/85)
                    dash put up only $5 million equity share price at 15

         bullet     LeBow received $10 million in dividends by 9/88
                    share price at 11

         bullet     MAI files for Chapter 11 (4/93)
                    dash     common shareholders wiped out share
                             price at less than 1

- ----------
*  Trading of MAI stock suspended by NYSE, 4/14/93.
   Common stockholders' interests eliminated in bankruptcy.
==============================================================================
THE LEBOW-lCAHN AGENDA:
WHAT DO THEY OFFER?
==============================================================================
History of Irresponsible Dealings

dash     Brooke/Liggett
         bullet     Dismal operating performance
                    dash     since Le Bow gained control of Liggett
                             arrow     collapse of market share
                             arrow     major loss of distribution
                             arrow     continues to trade load
                             arrow     destruction of profits
                             arrow     no marketing investment
==============================================================================
THE LEBOW-lCAHN AGENDA:
WHAT DO THEY OFFER?
==============================================================================

History of Irresponsible Dealings

dash     Brooke/Liggett (continued)
         bullet     Shareholder conflict and "documented history
                    of self-dealing"
                    (Roger Lowenstein, WSJ, 1 11/21/95)
         bullet     LeBow took personal loans or lines of credit
                    from Brooke Group
                    dash     $5 million in 1991
                    dash     $6.5 million in 1992
                    dash     $1.5 million in 1993
         bullet     Settlement with shareholders forced LeBow in 1994 to:
                    dash     repay $16 million in loans
                    dash     waive rights to $6.25 million in preferred
                             dividends
==============================================================================
THE LEBOW-ICAHN AGENDA
WHAT DO THEY OFFER?
==============================================================================
Laggard Ligget

           "Since he took it public, the stock has been a dog."
          (Joel Tillinghast, Fidelity Investments, WSJ, 8/16/89)

                                    Historical U.S. Tobacco Market Share Data
                                                          (Index 1991 = 100%)

                                 Bar graph
                     latitude illustrates 60% to 120%
                  latitude illustrates 1991 through 1996
     1991 is 100%, 1002 is 88%, 1003 is 71%, 1994 is 68%, 1995 is 64%.


         bullet     Many capable CEOs, but market share still
                    down precipitously
         bullet     Full price share evaporation
         bullet     Minor player in unattractive segment
                    dash     implications of reckless actions much
                             greater for RJR
==============================================================================
THE LEBOW-ICAHN AGENDA:
WHAT DO THEY OFFER?
==============================================================================
Dumping Laggard Liggett on RJR Shareholders

         bullet     LeBow denied interest in Liggett/RJR merger
                    dash     continued to pursue merger agenda
                    dash     deliberately misled investors re merger interest
         bullet     Real agenda confirmed
                    dash     evidenced by sworn testimony
                    dash     "settlement" terms
         bullet     Now openly seeking Liggett merger
==============================================================================
THE LEBOW-lCAHN AGENDA:
WHAT DO THEY OFFER?
==============================================================================

Dumping Laggard Liggett on RJR Shareholders

dash     In his associates' own words, under oath*:

         bullet     "He (LeBow) said he was uncomfortable talking to the
                    large stockholders and not mentioning his hope of
                    possibly merging Liggett with RJR" (Starbuck)
         bullet Nominees received a "book (which) contained information illustrating the financial impact of a combination between RJR and Liggett . . . He sets forth a lot of detail between Liggett and RJR. I have to assume this is part of the plan" (Frome)
         bullet "I don't think he has any chance of winning, he will not win, if it's perceived that he is going to merge it
                    (RJR) with Liggett" (Icahn)
- -------
*  from depositions taken in January 1996
==============================================================================
THE LEBOW-ICAHN AGENDA:
WHAT DO THEY OFFER?
==============================================================================

Controlled Board and Management
         bullet     Hand-picked board
                    dash     are directors and/or officers of LeBow entities
                    dash     7 out of 10 with financial ties to LeBow
                    dash     8 out of 10 lack Fortune 500 board experience
                    dash     where are the 8 "independent directors" LeBow
                             talks about?
         bullet     LeBow-clirected management
                    dash     companies controlled by LeBow are run by LeBow
                    dash     management will NOT set policy
                    dash     example at Liggett: general counsel NOT
                             involved in "settlement deal"
==============================================================================
THE LEBOW BOARD SLATE:
WELL MOTIVATED?
==============================================================================
Why They Joined, In Their Own Words*

         bullet     "I thought it might be financially beneficial to me. .
                     fees, legal fees, stock options and stuff like that. .
         bullet     "If you had called me and asked me, I would have said no,
                     but these were friends of mine. . ." (Burns)
         bullet     "No specific reason. Because I wanted to." (Chakalian)
         bullet     "I was interested in seeing the inside on an M&A takeover
                     attempt. . . I study these, I teach them. " (Starbuck)
         bullet     "Howard and Ben are fun. I know Carl and I hang around
                     bars and have fun and stuff like that." (Frome)
- --------
* from depositions taken in January 1996
==============================================================================
THE LEBOW BOARD SLATE
==============================================================================

                                                                          Willing to
                                                             Experience    Commit To
                     Paid To      Otherwise     Non-LeBow    as Fortune    Immediate
                      Be On       On LeBow's  Directorship      500        Spin-off
Directors         LeBow's Slate    Payroll     Experience     Director    Under Oath*
- ---------         -------------   ----------  ------------   ----------   -----------

Arnold Burns            Yes          Yes           No            No           No
Rouben Chakalian                     Yes           No            No
Robert Frome            Yes                                      No           No
Dale Hanson             Yes          Yes                         No           +
Richard Lampen                       Yes                         No           No
Bennett LeBow                        Yes           No
Barry Ridings           Yes          Yes                         No           No
William Starbuck        Yes                        No            No           No
Peter Strauss           Yes                        No            No           No
Frederick Zuckerman     Yes          Yes                                      No

- ----------
*  from depositions taken in January 1995
+  did not testify

==============================================================================
RJR NABISCO BOARD
==============================================================================
Quality, Integrity' Experience

  Non-Executive         Director
    Directors            Since                         Experience
  -------------         --------                       ----------

John T. Chain, Jr.        1994          Retired Commander-in-Chief,
                                          Strategic Air Command.
                                          Director, Northrop Grumman Corp.;
                                          Thomas Group Inc.
Julius L. Chambers        1994          Chancellor, North Carolina Central
                                          University. Director,
                                          First Union National Bank
John L. Clendenin         1994          Chairman, CEO, BellSouth. Director,
                                          Coca-Cola Enterprises Inc.;
                                          Springs Industries Inc.;
                                          New York Stock Exchange Inc.
Ray J. Groves             1995          Chairman, Legg Mason Merchant
                                          Banking Inc. Former Chairman,
                                          CEO, Ernst & Young LLP. Director,
                                          Consolidated Natural Gas Company;
                                          Marsh & McLennan Inc.
Charles M. Harper         1993          Former CEO, RJRN. Former Chairman,
                                          CEO, ConAgra Inc. Director, Norwest
                                          Corp.; Valmont Industries Inc.
John G. Medlin, Jr.       1989          Chairman, Wachovia Corp.  Director,
                                          Burlington Industries Inc.; Media
                                          General Inc.; US Air Group, Inc.
Rozanne L. Ridgway        1989          Co-Chair, Atlantic Council of the
                                          U.S., former Asst. Secretary
                                          of State. Director, Bell Atlantic;
                                          Boeing; Citicorp; Emerson Electric;
                                          Sara Lee Corporation; Union Carbide
==============================================================================
RJR NABISCO BOARD
==============================================================================
Responsible and Responsive

         bullet     Corporate governance and nominating committee
                    dash     review compensation
                    dash     continuing public ownership transition
                    dash     seeking additional responsible outside directors
==============================================================================
FULFORD'S U.K. EXPERIENCE:
INAPPLICABLE TO RJR
==============================================================================
International Market

% SOM
Share of World Market
Point Graph
latitude illustrates % SOM
longitude illustrates 1990 to 1995
RJRT is at 2.3% SOM in 1990, at 2.9% SOM in 1991, at 2.9% SOM in 1992, at 3.5% SOM in 1993, at 3.8% SOM in 1994, at 3.7% SOM in 1995.
Imperial is at .75% SOM at 1990, at .70% SOM at 1991, at .69% SOM in 1992, at .7% SOM at 1993, at .7% SOM at 1994, at .7% SOM at 1995.

$ millions
Operating Profits
Point Graph
latitude illustrates $ millions 400-800
longitude illustrates year 1990 to 1995
RJRT is at 400 million in 1990, at 495 million in 1991, at 505 million in 1992, at 610 million in 1993, 710 million in 1994, 700 million in 1995. Imperial is at 415 million in 1990, 412 million in 1991, 445 million in 1992, 475 million in 1993, 500 million in 1994, at 550 million in 1995.

         bullet     RJR's international tobacco operations outperform Imperial
                    dash     volume and share of world market much stronger
                    dash     operating profits increased at 11% compound
                             rate vs. 5% for Imperial since '90
         bullet     RJR's business well positioned to grow internationally
                    at double digit rates, based on:
                    dash     demand for American Blend products (e.g.,
                             Winston, Camel and Salem)
                    dash     history of development in local markets.
         bullet     Imperial's non-U.K. business is 1/17th the size of
                    RJRT's international business
         bullet     Fulford's non-UK experience limited
==============================================================================
FULFORD'S U.K. EXPERIENCE:
NOT RELEVANT IN THE U.S.
==============================================================================

The U.K.
- --------

         bullet     No premium segment champion or dominant brand
         bullet     Leading competitor willing to cede share to
                    Imperial's value approach
         bullet     Brand support feeble compared to U.S.
                    dash     50% - 60% less per unit than U.S.
                    dash     Merchandising and sales support a
                             fraction of U.S. experience
         bullet     Prices have moved up almost in lock-step
                    across various price segments

The U.S.
- --------

         bullet     Marlboro champion of full-price and dominant S.O.M.
         bullet     Brand support intense across market
                    dash     advertising
                    dash     promotion
                    dash     merchandising
                    dash     sales
         bullet     Prices across tiers had diverged until PM
                    stepped in on Marlboro Friday, April, 1993
         bullet     Full price brands are regaining share in the
                    U.S. industry. Value brands are shrinking
==============================================================================
FULFORD'S U.K. EXPERIENCE:
NOT NEEDED AT RJR
==============================================================================
RJR's Strategy:
Contain Costs, Reduce Capital Invested, Build Brands

         bullet     RJR's U.S. cost containment efforts have been significant
                    dash headcount has been reduced by over 34% since the LBO
                    dash over $1 billion of costs have been taken out of the business

RJR Headcount
Bar Graph
latitude illustrates 16,000 to 8,000
longitude illustrates years 1988 to 1995
1998 is 14,200, 1990 is 12,500, 1992 is 11,000, 1995 is 9,800.


RJR Working Capital
(Millions of Dollars)
Bar Graph
latitude illustrates 1,000 to 0
longitude illustrates years 1989 through 1992
1989 is at 800, 1991 is at 400, 1993 is at 200, 1995 is at 40.

         bullet     Significant capital has been taken out of the business
                    dash working capital needs have been reduced from $810 million in 1989 to ($27) million in 1995
==============================================================================
FULFORD'S U.K. EXPERIENCE
NOT NEEDED AT RJR
==============================================================================
RJR's Strategic Objective: Build the Busines

         bullet     Be strong #2
         bullet     1995 domestic tobacco marketplace performance has improved

                             1995 Performance
        -----------------------------------------------------------
           Full Year                            Fourth Quarter
        -----------------                   -----------------------
         1995    vs. 1994                    4Q95         vs. 4Q94
        ------   --------                   -------     -----------

        123.5      -5%        Volume         30.6            +1%
         77.3      -1%        Full Price     19.4            +5%
         46.2     -13%        Savings        11.2            -6%

         17.3%    0.2pt.      Price SOM      17.4%          +.1pt.

- ---------
(Units in Billions)

         bullet     Brand strengthening programs are being rolled out
                    dash     leverage Camel
                    dash     reposition/stabilize Winston and Salem
                    dash     develop new full-price opportunities
                    dash     grow Doral
         bullet     Continue focus on growing cash flow
==============================================================================
LEBOW'S SHAM SETTLEMENTS:
A DANGEROUS P.R. PLOY
==============================================================================
Illusory and Unlikely to be Implemented

     bullet     Castano "settlement" will evaporate if:

                dash   the class is decertified as industry analysts expect
                dash   "too many" people opt out (at LeBow's complete
                       discretion)
                dash   notice to the class costs more than $1
                       million (unless plaintiffs agree to pay the excess)

                       arrow $1 million will not even begin to pay for notice to a "class" of this size
     bullet     Castano "settlement" unlikely to be approved because:
                dash "settlement" likely will not satisfy the requirement of fairness dash Liggett contribution may not even pay for cost of administering the unmanageable "settlement"
     bullet Even Castano plaintiffs counsel appear to doubt "settlement" will be implemented
==============================================================================
LEBOW'S SHAM SETTLEMENTS
A DANGEROUS P.R. PLOY
==============================================================================
Il1usory and Unlikely to be Implemented (continued)

     bullet     Attorneys General "settlement" will be ineffective:
                dash     in any state, if tobacco companies win in that state
                dash     if "too many" other states have filed lawsuits and
                         have not settled (at LeBow's complete discretion)
     bullet     Attorneys General "settlement" is politically untenable
                dash     would require large states (e.g., NY, CA, TX) to
                         accept far less favorable terms than small states
                         (e.g., MS, WV)
==============================================================================
LEBOW'S SHAM SETTLEMENTS:
NO SOLUTION
==============================================================================

Castano Settlement                                Court Approval Unlikely

Other Class Actions:
  Broin                                             Unaffected
  Lacey                                             Unaffected
  Granier                                           Unaffected
  Engle                                             Disputed by Class Counsel
Other Litigation:
  Butler                                            Unaffected
  Cordova                                           Unaffected
  Mangini                                           Unaffected
  Haines                                            Unaffected
FDA Litigation                                      Unaffected
Future Lawsuits                                     Unaffected
43 States who have not filed suit                   Unaffected
Minnesota and Texas                                 Unaffected
Grand Jury Investigations                           Unaffected
Personal Injury Cases                               Unaffected
New theories of liability (e.g., RICO)               Unaffected
==============================================================================
LEBOW'S SHAM SETTLEMENTS:
MAJOR CLAIMS UNRESOLVED
==============================================================================
Castano and Attorneys General Settlements

     bullet     Do not settle second-hand smoke claims
     bullet     Do not settle other pending class cases
     bullet     Do not settle all "addiction" claims, including individuals who opt out
     bullet     Do not settle other alleged personal injury claims
     bullet     Do not settle claims by states which do not join in the
                attorneys general "settlements" (other states unlikely to
                do so)
     bullet     Do not resolve potential for future claims
     bullet     Do not resolve regulatory claims
     bullet     Do not resolve grand jury investigations
==============================================================================
LEBOW'S SHAM SETTLEMENTS:
RAISE NEW CONCERNS
==============================================================================
Hinder Spin-Off Invite Litigation

     "LeBow may achieve precisely the opposite of what he intended ...
          increased risk that counsel .. could now be granted an
                  injunction blocking a Nabisco spin-off
                (Gary Black, Sanford C. Bernstein, 3/15/96)

     bullet     Do not eliminate and probably increase injunction risk
     bullet     Other attorneys general and plaintiffs can still move to
                enjoin spin-off
     bullet     Even non-named members of Castano class could seek injunction
     bullet     "Settlement" only encourages more lawsuits
     bullet     Plaintiffs can use "settlement" to support the validity of their claim
     bullet     Could also unleash new flood of litigation
     bullet     Bankrolls tobacco litigants for future claims
==============================================================================
LEBOW'S SHAM SETTLEMENTS:
DEVASTATING EFFECTS
==============================================================================
Damages RJR and Whole Industry

     bullet     Billions of dollars lost off tobacco industry market value
     bullet     Not an "insurance" policy -- Liggett remains subject to
                numerous suits, many of which could destroy its
                insignificant market capitalization
     bullet     Could lead to new political and regulatory attacks
     bullet     Undermines market view of tobacco industry's unified defense
     bullet     Under LeBow-run board, RJR would have to pay nearly $3
                billion over
                25 years (far in excess of current legal costs) to
                participate in "settlement"
     bullet     while remaining exposed to additional potential liability
     bullet     Severe damage to full price brand marketing
                dash     of which Liggett does virtually none
==============================================================================
LEBOW'S SHAM SETTLEMENTS:
DEVASTATING EFFECTS
==============================================================================
Damages RJR and Whole Industry

Total Equity Value of
U.S. Tobacco Industry Stocks ($Billion)
Bar Graph
latitude illustrates dollars in Billions $115-$135
longitude illustrates dates in 1996
On 3/21/96 is at 131, on 3/13/96 is at 124.5, on 3/14/96 is at 118,
on 3/15/96 is at 123, on 3/18/96 is at 117.
==============================================================================
LEBOW'S SHAM SETTLEMENTS:
DEVASTATING EFFECTS
==============================================================================
What The Experts Say

     bullet "Liggett's settlement won't alleviate long-term risk of new law suits" (David Greising et al., BusinessWeek, 3/25/96)
     bullet "Class members with any intelligence would opt out . . . Opt-outs will probably be high" (Gary Black, Sanford
               C.  Bernstein, 3/15/96)
     bullet "We believe (the Fifth Circuit) will not approve this settlement" (Martin Feldman, Smith Barney, 3/18/96)
     bullet "It's just. . . a fantasy" (Richard Daynard, Plaintiffs' Attorney, BusinessWeek, 3/25/96)
     bullet I don't think anybody in their right mind who owns RJR wants any part of this" (John C. Maxwell, Jr., Wheat First Butcher Singer, Advertising Age, 3/1 8196)
     bullet "We're going to sue them with their own money" (Bob Butterworth, Florida Attorney General, The Washington
               Times, 3/16/96)
==============================================================================
LEBOW'S SHAM SETTLEMENTS:
DEVASTATING EFFECTS
==============================================================================
What The Professionals Say

     bullet "The settlement addresses only a limited piece of the tobacco landscape and is so full of holes that it won't affect our approach to litigation or regulation" (Steve Parrish, Philip Morris companies, The New York Times, 3/13/96)
     bullet "We remain confident in the strength of our litigation position. We intend to fight and win all the cases in which we are involved" (Philip Morris spokesman, Bloomberg, 3/13/96)
     bullet "Brown & Williamson will continue to defend all lawsuits aggressively ... The Liggett Group's reported 'settlement' ... is a decision clearly based not on legal merits but on its continuing merger baffle with RJR ...

                "The settlement is unlikely to ever become effective ... Liggett, which holds a market share of only 2%, can use this tactic in its merger fight while not having to
                ultimately settle anything, as lawsuits continue to be
                won." (Brown & Williamson statement, reported by Knight-Ridder, 3/13/96)
==============================================================================
THE LEBOW-ICAHN AGENDA:
WHAT DO THEY OFFER?
==============================================================================
Empty Promise Of Immediate Spin Off

     bullet     No guarantees
                dash     Brooke Group proxy: ". . . there can be no
                         assurances that a spin-off would be completed
                         within the six month period."
                dash     proposed directors not committed -- under oath
                dash     Liggett"settlement" proposal illusory
     bullet     If he's not spinning it, he's running it
==============================================================================
THE LEBOW-ICAHN AGENDA:
WHAT DO THEY OFFER?
==============================================================================

Empty Promise Of Immediate Spin-Off

     bullet     Proposed directors not committed, in sworn testimony*
                dash     Frome: Has not told LeBow that he would support a
                         spin-off
                dash     Ridings: "I have not guaranteed how I would vote on
                         any matter"
                dash     Starbuck: Not committed to an immediate spin-off
                dash     Strauss: Has not agreed to support spin-off proposal
                dash     Zuckerman: "Do I have to answer that question?. . I
                         will pay the greatest possible attention . . .
                         given the facts at the time"
                dash     Burns: Willingness to support spin-off "absolutely
                         not" required.

- -----------
* from depositions taken in January 1996
==============================================================================
THE LEBOW-ICAHN AGENDA:
WHAT DO THEY OFFER?
==============================================================================
Empty Promise Of $2.00 Dividend

     bullet     Miscalculates cash flow of RJR Tobacco stand-alone
                dash as adjusted, tobacco dividend would equal $1.57 based on 60% payout ratio bullet Does not offer share repurchase program initiated by RJRN (worth another $.37/share)

                      LeBow's Estimates      Adjusted Estimates
                      -----------------      ------------------
                        ($ in millions - except Per Share data)

Net Income, plus
Amortization and
Depreciation:             $1,162                   $1,162
Less: Pfd. C.                (80)                    (140)
Less Cap. Exp.              (223)                    (310)
Net Cash Flow/Share          859                      712
Payout Ratio:                 63%                      60%
Cash Dividend/Sh           $2.00                    $1.57
==============================================================================
THE LEBOW-lCAHN AGENDA:
SETTING THEIR SIGHTS ON RJR NABISCO
==============================================================================
     bullet     Issues of trust and judgment
                dash     reckless litigation settlement proposal
                dash     Liggett-RJR consolidation agenda
                dash     greenmail pact between Icahn and LeBow
     bullet     Real agenda is control
                dash     protections not enforceable
                dash     no practical recourse
                dash     commitments re: affiliate transactions riddled with
                         loopholes
     bullet     Disregard for financial and operational integrity
                dash     debt ratings downgrade likely with $2.00 tobacco
                         dividend potential for more serious implications
                dash     likely to impair future competitiveness
==============================================================================
THE CLEAR CHOICE
==============================================================================
RJR Nabisco Board and Management

     bullet     Experienced, independent, responsible
     bullet     Turned around business
     bullet     Positioned company for growth
     bullet     Committed to, prepared for responsible spin-off
     bullet     StelIar team with incentive to perform for you
     bullet     Strong mandate for new CEO
     bullet     Implemented return of cash for shareholders
     bullet     Single-minded mission: SHAREHOLDER VALUE
==============================================================================
         No permission has been sought or received to quote from,
         or refer to, published materials cited in this document.
==============================================================================

                            [RJR Nabisco Logo]

                                             April 3, 1996

Dear RJR Nabisco Shareholder:

For your information, enclosed is a copy of the presentation made by RJR Nabisco senior management at recent meetings with our institutional shareholders. As you will see, this presentation sets forth our position on the proposals made by Benett LeBow and Brooke Group in their efforts to elect a new slate of directors for the company.

In summary:

o We have heard your message and we have taken immediate action to increase the value of your investment. These steps include an increased dividend, a share repurchase program and our renewed commitment to a responsible and timely spin-off of Nabisco. (PAGES 2-11)

o A strong body of evident suggests that Benett LeBow and his partner Carl Icahn are more interested in their own self-enrichment than in the enrichment of all RJR Nabisco shareholders. This evidence includes a long history of shareholder conflict and self-dealing, reckless and ineffective management, and a hidden agenda to dump LeBow's financially ailing Liggett on RJR Nabisco at an unreasonable cost to shareholders. (PAGES 12-19)

o Finally, the presentation addresses LeBow's so-called ``settlement'' with plaintiff's attorneys in certain litigation against Liggett, and its devastating effects on RJR Nabisco and our whole industry. (PAGES 29-37)

In this presentation, you will find considerable detail and thrid-party comment from legal experts, security analysts and the media on why LeBow's agenda for RJR Nabisco won't work.

If you have any questions regarding the issues raised by the enclosed document, please call me at (212) 258-5777 or other members of our senior management.

RJR Nabisco's management has made great strides in the last few months. We're making progress towards our operational and financial goals, and we're committed to maximizing the value of your investment in RJR Nabisco.

Sincerely,


/s/ Huntley R. Whitacre


                         [MACKENZIE PARTNERS LOGO]


April 3, 1996


Dear RJR Nabisco Institutional Investor:

On behalf of RJR Nabisco, we are pleased to enclose a copy of the Company's briefing book in connection with the April 17 annual meeting and the proxy contest for control of the RJR Nabisco Board of Directors launched by Bennett LeBow.

The enclosed material recounts in detail the Company's views with regard to its improving financial and operating performance, its commitment to a responsible spin-off implemented at the right time, and a brief history of Bennett LeBow's poor record, sham settlement, and irresponsible, self-dealing tactics for companies which he has controlled.

If we can answer any questions you may have about these materials, provide additional copies, or assist in any other way, please telephone me direct at 212/929-5940. Please also feel free to speak to my colleagues Neil Call at 212/929-5804 or Daniel Burch at 212/929-5748.


Sincerely,
- ----------------------
/s/ Stanley J. Kay, Jr.
    Stanley J. Kay, Jr.
    Senior Vice President



                                    RJR
                               NABISCO logo

                            Huntley R. Whitacre
                           Senior Vice President
                            Investor Relations

                                                         April 4, 1996

Scott Offen
Fidelity Mgmt. & Research
82 Devonshire Street
Boston, MA 02109

Dear Scott:

I thought you would be interested in the attached material on Brooke Group and Liggett. Key points include:

o Brooke Group stock performance is not as strong as LeBow states. The Brooke Group stock is actually lower today than in 1987 when LeBow took over. LeBow however, includes in his calculations the value of Sky Box of $16.00/Brooke share when acquired by marvel in 1995 even though Sky Box was spun off and disassociated from Brooke in 1993.

o Liggett's performance has been terrible. Volumes, sales, and market shares have tumbled. Article written in the Winston-Salem Journal (enclosed) describe the sad state of affairs at Liggett.

o Brooke Group has had net losses from continuing operations over the past five years. Brooke has just reported a $45 million loss from continuing operations, larger than the $16 million loss in 1994.

o LeBow has led MAI and Western Union into bankruptcy. While LeBow likes to work with troubled companies, his efforts only worsen their performasnce. Self-dealing is clearly part of his record.

The evidence seems overwhelming that Bennett LeBow's Brooke Group is a very troubled business and that the companies he controls perform terribly. Is this the kind of manager that should be involved at all in running one of the world's largest food and tobacco companies?

If you have questions regarding the issues raised by the enclosed document, please call me at (212) 258-5777.
                                       Sincerely,

                                   /s/ Huntley R. Whitacre
                                   ------------------------
                                       Huntley R. Whitacre


                               RJR Nabisco, Inc.
                          1301 Avenue of the Americas
                         New York, New York 10019-6013
                                (212) 258-5777
                              FAX (212) 969-9178